Supplement to the Current Prospectus

MFS(R) Asset Allocation Funds

MFS Conservative Allocation Fund
MFS Moderate Allocation Fund
MFS Growth Allocation Fund
MFS Aggressive Growth Allocation Fund

The Board of Trustees of the above-mentioned funds (each an "Allocation Fund" and collectively the "Allocation Funds") has approved modifications to the target asset class allocations, underlying fund selections, and underlying fund target weightings of the Allocation Funds.

The transition to the revised asset class allocations, underlying fund selections, and underlying fund allocations will take place over time. It is anticipated that the transition will commence in late February, 2009, and will be completed by April 30, 2009, although these dates could change based on market conditions and other factors.

In connection with the foregoing, the following changes are being made to the current prospectus of the Allocation Funds:

The sub-section entitled "Principal Investment Strategies" under the main heading "Risk Return Summary" is restated in its entirety as follows:

Principal Investment Strategies

Each fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The underlying funds are selected by the quantitative group of the funds' investment adviser, Massachusetts Financial Services Company (referred to as MFS or the Adviser), following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of each fund's assets to be invested in the general asset classes of U.S. Stock Funds, International Stock Funds, and Bond Funds, as well as an allocation to underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds (referred to as Specialty Funds). The asset class allocations provide an initial layer of diversification for each fund. The following table illustrates each fund's target allocation among asset classes as of April 30, 2009:

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Asset Class          MFS                        MFS Growth  MFS Aggressive
                 Conservative   MFS Moderate    Allocation      Growth
               Allocation Fund Allocation Fund     Fund     Allocation Fund
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U.S. Stock
Funds                29%             44%           55%            65%
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International
Stock Funds           8%             13%           21%            30%
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Bond Funds           60%             40%           20%            0%
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Specialty Funds       3%             3%             4%            5%
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The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small cap underlying funds), and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure. Underlying funds are selected such that the weight toward more aggressive underlying funds increases as the risk tolerance of a fund increases.

Following is the list of underlying funds and their associated target weightings as of April 30, 2009:

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Funds                         MFS         MFS        MFS          MFS
                           Conservative                         Aggressive
                           Allocation  Moderate     Growth       Growth
                              Fund    Allocation  Allocation   Allocation
                                         Fund        Fund         Fund
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U.S. Stock Funds:             29%         44%        55%          65%
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MFS New Discovery Fund         2%         3%          4%           5%
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MFS Mid Cap Growth Fund        4%         7%          9%          11%
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MFS Mid Cap Value Fund         4%         7%          9%          11%
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MFS Core Growth Fund           6%         9%         12%          14%
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MFS Research Fund              7%         9%          9%          10%
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MFS Value Fund                 6%         9%         12%          14%
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International Stock Funds:     8%         13%        21%          30%
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MFS Research
International Fund             4%         6%          8%           8%
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MFS International Growth
Fund                           2%         3%          5%           8%
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MFS International Value
Fund                           2%         3%          5%           8%
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MFS International New
Discovery Fund                 0%         1%          2%           4%
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MFS Emerging Markets
Equity Fund                    0%         0%          1%           2%
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Bond Funds:                   60%         40%        20%           0%
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MFS High Income Fund           5%         5%          5%           0%
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MFS Research Bond Fund        20%         15%         5%           0%
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MFS Government
Securities Fund               10%         10%         0%           0%
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MFS Limited Maturity Fund     10%         0%          0%           0%
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MFS Inflation-Adjusted
Bond Fund                     10%         5%          5%           0%
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MFS Emerging Markets Debt
Fund                           5%         5%          5%           0%
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Specialty Funds:               3%         3%          4%           5%
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MFS Diversified Target
Return  Fund                   2%         1%          1%           0%
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MFS Global Real Estate
Fund#                          1%         2%          3%           5%
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#    MFS Global Real Estate Fund is currently in registration with the
     Securities and Exchange Commission and will not be available for investment until March 2009.


Although the underlying funds are categorized generally as stock funds (U.S. or international), bond funds, or specialty funds, many of the underlying funds can invest in a mix of securities (e.g., a U.S. stock fund can invest in international stocks, or a specialty fund can invest in stocks and/or bonds).

The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice. The actual weightings can deviate due to market movements and cash flows. MFS periodically rebalances a fund's investments in the underlying funds. The target weightings do not reflect a fund's working cash balance; some portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.

A description of the underlying funds is included in Appendix A of this prospectus.

MFS uses a bottom-up investment approach in buying and selling investments for each underlying fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

With respect to the MFS Diversified Target Return Fund, UBS Global Asset Management (Americas) Inc. - the fund's sub-adviser, responsible for managing the fund's exposure to markets and currencies - attempts to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund's exposure to markets and currencies resulting from MFS' individual security selection based on UBS' analysis of global market and economic conditions and the risk/return potential of different markets and currencies.

With respect to the MFS Global Real Estate Fund, Sun Capital Advisers LLC (Sun Capital), the fund's sub-adviser, selects investments for the fund by analyzing the fundamental and relative values of potential investments.

MFS and/or a fund's sub-adviser may engage in active and frequent trading in pursuing an underlying fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from a fund's principal investment strategies and MFS and/or a fund's sub-adviser, if applicable, may depart from an underlying fund's principal investment strategies by temporarily investing for defensive purposes.

The following sub-sections are added beneath the sub-heading "Principal Investment Types of the Underlying Funds" under the main heading "Risk Return Summary":

Real Estate Related Investments: Real estate-related investments include real estate investment trusts ("REITs"), issuers similar to REITs formed under the laws of non-U.S. countries, and other U.S. and foreign issuers that earn at least 50% of their gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of real estate products or services include building supplies and mortgage servicing.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests. Equity REITs invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents and may also realize gains by selling appreciated property. Mortgage REITs invest most of their assets in real estate mortgages and receive most of their income from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax-related requirements, including the requirement that it distributes substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like entities that are not subject to local corporate income tax provided they distribute a significant portion of their net income to shareholders and meet certain other requirements.

Convertible Securities: Convertible securities are securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio.

Short Sales: Short sales are transactions to sell a security that one does not own to a third party by borrowing the security from a broker in anticipation of purchasing the same security on a later date to close out the short position.

Effective April 30, 2009, the following sub-sections beneath the sub-heading "Principal Investment Types of the Underlying Funds" under the main heading "Risk Return Summary" are deleted in their entirety:

Money Market Instruments: Money market instruments are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments include bank certificates of deposit and other bank obligations, notes, commercial paper, asset-backed securities, U.S. and foreign government securities, and municipal instruments.

Repurchase Agreements: Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.

The following sub-sections are added beneath the sub-heading "Principal Risks" under the main heading "Risk Return Summary":

Real Estate-Related Investment Risk: The risks of investing in real estate-related investments include certain risks associated with the direct ownership of real estate and the real estate industry in general. For example, real estate-related investments may be negatively affected by property tax increases, zoning law changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses. Real estate-related investments are also affected by general, national, regional and local economic conditions. When growth is slowing, demand for property generally decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can constrain construction and buying and selling activity, and may reduce the appeal of real estate-related investments. Many real estate-related issuers, including REITS, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer's operations and market value in periods of rising interest rates.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries.

Short Sale Risk: A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out a short position at any particular time or at an acceptable price. Short sales can involve leverage.

The following sub-sections are hereby added to Appendix A entitled "Description of Underlying Funds":

MFS International Growth Fund

Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


Principal Investment Strategies

MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a relatively large percentage of the fund's assets in a single country, a small number of countries, or a particular geographic region.

MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS may invest the fund's assets in companies of any size.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

MFS International Value Fund


Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


Principal Investment Strategies

MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a relatively large percentage of the fund's assets in a single country, a small number of countries, or a particular geographic region.

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS may invest the fund's assets in companies of any size.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

MFS Emerging Markets Equity Fund


Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


Principal Investment Strategies

MFS normally invests at least 80% of the fund's net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. Such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe.

MFS may invest the fund's assets in companies of any size.

MFS may invest a relatively large percentage of the fund's assets in a single country, a small number of countries, or a particular geographic region.

MFS may invest a relatively large percentage of the fund's assets in the equity securities of a single issuer or a small number of issuers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

MFS Inflation-Adjusted Bond Fund

Investment Objective
The fund's investment objective is to seek total return that exceeds the rate of inflation over the long-term with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund's net assets in inflation-adjusted debt instruments and other investments with inflation-adjusting features.

MFS currently intends to focus the fund's investments in inflation-adjusted debt instruments issued by the U.S. Treasury. MFS may also invest the fund's assets in other inflation-adjusted debt instruments and non-inflation-adjusted debt instruments.
MFS generally invests substantially all of the fund's assets in investment grade debt instruments. MFS may invest the fund's assets in foreign securities.

MFS may invest the fund's assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

MFS Emerging Markets Debt Fund


Investment Objective

The fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.


Principal Investment Strategies

MFS normally invests at least 80% of the fund's net assets in debt instruments of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. Such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe.

MFS may invest up to 100% of the fund's assets in lower quality debt instruments.

MFS may invest a relatively large percentage of the fund's assets in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund's assets in a single issuer or a small number of issuers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS may enter into short sales for different purposes, including to enhance returns if the market price of a security declines, to decrease exposure to a particular market or segment of a market, or to manage or adjust the risk profile of the fund.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

MFS Diversified Target Return Fund


Investment Objective

The fund's investment objective is to seek total return that exceeds the rate of inflation over the long term. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS in conjunction with UBS (UBS Global Asset Management (Americas) Inc., the sub-adviser to the fund) attempt to achieve a target total rate of return for the fund that meets or exceeds 5% per year on a real (i.e., inflation adjusted) basis, net of fund expenses, over a full market cycle, by generating returns from a combination of (1) MFS' individual security selection of primarily equity securities and (2) UBS' tactical market and currency exposure strategies using derivatives. There is no assurance that the fund will meet this target over the long term or that the fund's return will exceed 5% per year on a real basis, net of fund expenses, for any year or period of years.

The fund's investment strategy attempts to separate security selection decisions from market and currency exposure decisions. As a result, MFS' contribution to the fund's return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS' contribution will primarily be a function of the quality of its tactical market and currency exposure strategies.

The fund's performance may not be correlated with the performance of the markets or currencies represented by the underlying investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS: MFS, using a team of investment professionals, is responsible for selecting direct investments for the fund. MFS allocates the fund's assets to investment professionals by investment strategy. MFS primarily invests the fund's assets in equity securities.

MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund's investments in terms of market capitalization (e.g., small, mid, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign). These allocations may vary significantly from time to time.

MFS may invest the fund's assets in companies of any size.

In selecting equity investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The fund's investments in foreign securities may include emerging market securities.

In addition, MFS may invest the fund's assets in all types of corporate and government debt instruments of U.S. and foreign issuers, including lower-rated debt instruments and debt instruments of emerging market issuers.

MFS may enter into short sales for the fund for different purposes, including to enhance returns if the market price of a security declines, to decrease exposure to a particular market or segment of a market, or to manage or adjust the risk profile of the fund.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price, momentum, and earnings quality. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

MFS may also invest the fund's assets in derivatives.

Tactical Market and Currency Exposure by UBS: MFS has engaged UBS to act as sub-adviser to the fund to manage the fund's exposure to markets and currencies through the use of derivatives. UBS attempts to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund's exposure to markets and currencies resulting from MFS' individual security selection based on UBS' analysis of global market and economic conditions and the risk/return potential of different markets and currencies. UBS may expose the fund to markets or currencies in which MFS' individual security selection has resulted in no or little exposure (e.g., the U.S. Government securities market) and may decrease exposure to markets or currencies in which MFS' individual security selection has resulted in exposure (e.g., the U.S. equity market). UBS may adjust the fund's net exposure to markets and/or currencies by taking net short positions in a market or currency if UBS believes the risk/return potential of such market or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in a market or currency if UBS believes such market or currency appears attractive. As a result, the fund's performance may not be correlated with the performance of the markets or currencies represented by the underlying investments selected by MFS.

UBS will typically make extensive use of derivative instruments, and may invest in derivatives to the extent permitted by the Investment Company Act of 1940.

MFS and/or UBS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS and/or UBS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

MFS Global Real Estate Fund

Investment Objective

The fund's investment objective is to seek total return. The fund's objective may be changed without shareholder approval.


Principal Investment Strategies

MFS has engaged Sun Capital Advisers LLC (Sun Capital) to act as sub-adviser to the fund.

Sun Capital normally invests at least 80% of the fund's net assets in U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

Sun Capital normally invests the fund's assets primarily in equity securities.

Sun Capital generally focuses the fund's investments in equity REITs as well as similar entities formed under the laws of non-U.S. countries, but may also invest in mortgage REITs, hybrid REITs and other U.S. and foreign real estate-related investments.

Sun Capital may invest the fund's assets in companies of any size.

Sun Capital typically allocates the fund's investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may from time to time focus the fund's investments in any one or a few of these areas.

Sun Capital may invest a relatively large percentage of the fund's assets in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that Sun Capital may invest a relatively large percentage of the fund's assets in a single issuer or a small number of issuers.

Sun Capital may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

Sun Capital selects investments for the fund by analyzing the fundamental and relative values of potential investments. Factors considered in selecting investments for the fund include the issuer's management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.

Sun Capital may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, Sun Capital may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

Effective April 30, 2009, the sub-section entitled "MFS Money Market Fund" under Appendix A entitled "Description of Underlying Funds" is deleted in its entirety.


                The date of this supplement is January 21, 2009.